SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 26, 2006
---------------------------------
Date of Report
(Date of Earliest Event Reported)

The Fronthaul Group, Inc.
------------------------------------------------------
(Exact name of registrant as specified in its charter)

Delaware	000-13910	95-3931129
---------------	------------	----------------
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

2233 Ridge Road, Suite 102, Rockwall, TX 75087
----------------------------------------
(Address of principal executive offices)

972.722.9999
----------------------------------------------------
(Registrant's telephone number, including area code)

N/A
--------------------------------------------------------------
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant's Certifying Accountant

On May 18, 2006 Murrell, Hall, McIntosh & Co., PLLP, the auditors, of The Fronthaul Group, Inc. (the "Registrant") resigned as the Registrant's independent auditors. Murrell, Hall, McIntosh & Co., PLLP did not seek the Registrant's consent to its resignation. Therefore, Murrell, Hall, McIntosh & Co., PLLP's decision to resign was not recommended or approved by the Registrant's Board of Directors.

From October 24, 2005 through May 18, 2006, there were no disagreements between the Registrant and Murrell, Hall, McIntosh & Co., PLLP, on any matters of accounting principals or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former accountant would cause it to make reference to the subject matter of the disagreement(s) in connection with its reports.

The former accountant reasons for resigning were the 10-QSB for the quarter ending March 31, 2006 was filed prior to their completion of their review and that the Company's purchase of its common stock violated certain loan covenants and were not properly disclosed to the public.

        The Board of Directors has not yet approved the appointment of new auditors.

The Registrant has provided Murrell, Hall, McIntosh & Co., PLLP with a copy of the disclosures its is making in response to Item 304(a) of Regulation S-B. The Registrant has requested that Murrell, Hall, McIntosh & Co., PLLP review the disclosure and furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-B and, if not, stating the respects in which it does agrees. Such letter has been filed as an Exhibit to this report.

Section 9. Financial Statements and Exhibits

        (b) Exhibits

16.1      Letter from Murrell, Hall, McIntosh & Co., PLLP to the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K current report to be signed on its behalf by the undersigned hereunto duly authorized.

May 26, 2006	The Fronthaul Group, Inc.

By: /s/ Michael. D. Alexander
----------------------------------
Michael D. Alexander
Chief Executive Officer

EXHIBIT 16

May 25, 2006

Securities and Exchange Commission
Washington, D.C. 20549

Dear Sirs:

We have reviewed the Form 8-K dated May 25, 2006 prepared by The Fronthaul Group, Inc. regard our resignation as auditors, and are in agreement with the disclosures made therein related to our resignation.

/s/ Murrell, Hall, McIntosh & Co., PLLP
Oklahoma City, Oklahoma